RIDGEWORTH FUNDS
Supplement dated August 1, 2008 to the
RidgeWorth Funds Prospectuses
dated August 1, 2008 for the
Seix Global Strategy Fund
Shares of the Seix Global Strategy Fund will be available for purchase on September 8, 2008.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP-SXGF-0708